ConnectOne Bancorp Inc.™

KBW Community Bank Conference

July 30, 2013

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under "Risk Factors" in our Annual Report on Form 10-k, Item 1A, filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Who We Are

- ❖ Commercial banking franchise headquartered in Englewood Cliffs, NJ
- ❖ Founded in 2005 by group of local business leaders
- ❖ Focused on commercial and business loans which are primarily funded by relationship-based core deposit accounts
- ❖ Unique organic growth story, with total assets reaching the $1 billion milestone in less than 8 years from inception.
- ❖ Loans: $956 million; Securities: $26 Million; Deposits $823 million; Equity: $125 million
- ❖ Branches: 8
- ❖ Employees: 97
- ❖ Listed on NASDAQ: "CNOB"
- ❖ Approximate Market Cap: $156 million


New York City

Strategy and Vision

We position ourselves as *"a better place to be"*
for customers, community, employees and shareholders by:

- Capitalizing on banking dislocation in our region
- Utilizing our exceptional market area to grow a high-quality, loyal customer base
- Offering high-quality, personal service vs. out-of-market competitors and minimizing turnover
- Operating with a "sense of urgency" culture that differentiates us from our competitors
- Continued planning and investing in scalable infrastructure for the "future of banking"
- Maintaining solid asset quality through strong credit culture

Our Accomplishments

Financial Performance

- Since year-end 2006:
  - Assets have grown from $180 mm to $1 billion at June 30, 2013 (CAGR: 31%)
  - Deposits have increased from $159 mm to $823 million over same timeframe (CAGR: 29%)
- Seven consecutive years of improved profitability

Accolades

- Selected by SNL Financial as the 12th best performing community bank for 2012 in the U.S. (out of more than 750 comm. banks with assets between $500 mm and $5 billion)
  - Third consecutive year on SNL's "best" list
- Named one of the 50 Fastest growing Companies by NJBIZ (New Jersey's only weekly business journal)
- Won Forbes Enterprise Award honoring visionary small businesses
- Named 2012 Business of the Year among companies with 50-100 employees by NJBIZ
- Selected to Inc. 5000 Fastest Growing US Companies

Initial Public Offering

- On February 12, 2013, we became a publicly traded bank holding company; the first successful IPO of a commercial bank since 2011 in the U.S. and the first in New Jersey since 2003
- Issued 1.8 million shares raising net proceeds of $47.8 million
- Priced at a premium to tangible book value.
- Provides the capital required to fund future growth and maintain our momentum
- Offers liquidity to our stockholders
- Assists in attracting new management talent
- Gives us a “seat at the table” for potential opportunistic acquisitions

Our Experienced Management Team

Frank Sorrentino III, *Chairman and Chief Executive Officer*

- Founding Chairman in 2005 and CEO since 2007
- Recognized industry commentator, frequently appearing in public media including CNBC, Fox News, Forbes.Com, WSJ

William S. Burns, *Chief Financial Officer*

- 33 years of experience in the financial services industry
- Former CFO of Somerset Hills Bancorp and The Trust Company of New Jersey

Elizabeth Magennis, *Chief Lending Officer*

- 24 years of experience in the banking industry and CLO of the Company since 2007

Laura Criscione, *Chief Compliance Officer*

- 22 years of experience in the banking industry including former CFO of the Company

Aditya Kishore, *Chief Technology/Operations Officer*

- 20 years of experience in the financial services and technology industries

Peter Tomasi, *Chief Credit Officer*

- 40 years experience in credit and lending, including former positions at Valley National and Hudson Valley

Maria Gendelman, *Chief Retail Officer*

- 20 years experience in retail, including former positions at CapitalOne, Commerce and TD

Balance Sheet Growth



$millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1 Billion!!!
Total Assets 2006-2012
CAGR: 31%
Total Assets
+25% from
6/30/12
2006
2007
2008
2009
2010
2011
2012
2Q2012
2Q2013
Loans
Deposits
Assets

Earnings Growth



Extraordinary
Earnings
Momentum
1st Half 2013
Up 35.5%
From Last Year
$(370)
$1,044
$1,157
$2,213
$4,250
$6,066
$8,067
$3,568
$4,833
2006
2007
2008
2009
2010
2011
2012
1H2012
1H2013
Net Income Available to Common ($thousands)

Core Profitability driven by Net Interest Income



$ in millions
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
Net Interest income continues to grow....
...despite margin compression headwinds
$4.4
$7.0
$11.1
$15.8
$22.9
$27.5
$34.5
$38.7*
3.27%
3.22%
3.50%
3.44%
4.22%
4.21%
4.20%
3.95%
2006
2007
2008
2009
2010
2011
2012
1H2013
Net Interest Income
Net Interest Margin

*1st Six Months 2013 Annualized

Core Profitability driven by increasing Efficiency


Efficiency Ratio*
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
69.9%
69.5%
69.8%
69.6%
67.8%
54.3%
52.8%
49.1%
Average of U.S.
Community Banks **
ConnectOne
2nd
Qtr.
2013
48.6%
2009
2010
2011
2012

Note: All data sourced from SNL Financial

*Efficiency Ratio is not a measure recognized under GAAP and is therefore considered a non-GAAP financial measure

**Publicly traded commercial banks with total assets between $500 mm and $2 b.

Loan Composition ($956.9 MM as of 6/30/13)

Well-diversified Loan Portfolio


Residential 9%
Consumer 4%
C&I 12%
Construction & Land Development 6%
Taxi Medallion 8%
Commercial Real Estate 28%
Multi-Family 33%

Deposit Composition ($825.0 MM as of 6/30/13)


"Term" Brokered
7%
Noninterest-bearing Demand
21%
Time
32%
Int.-bearing Transaction
40%

Solid Asset Quality

- Asset Quality remains a priority as we grow
- Asset quality metrics of ConnectOne compare favorably to industry averages:


Nonperforming Asset Ratios*
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Community Bank**
Average
2.91
2.72
2.22
2.65
2.52
ConnectOne
0.67
0.88
0.90
0.79
0.97
YE2010
YE2011
YE2012
1Q2013
2Q2013

*Nonperforming Asset Ratio is defined as nonaccural loans plus OREO as a percentage of Total Assets.
**Community Bank Average includes all commercial banks with Total Assets between $500mm and $2billion.
Source: SNL Financial

Capital Strength and Access to Capital Markets

- We have a proven track record of raising capital when required to support growth:
  - Prior to the IPO, we have raised equity 9 times in private offerings
  - In February 2013, we raised $47.8 million in an initial public offering
- We estimate that our current equity position will support growth (at our current pace) for 2 to 3 years.
- Our Tangible Common Equity Ratio of 12.07% as of 6/30/13 is well above the Community Bank* average of 8.91%.

*Publicly traded commercial banks with total assets between $500 mm and $2 b as of 3/31/13.

Investment in Infrastructure

- We are constantly investing and adapting our scalable infrastructure to strengthen our competitive position
- Our infrastructure's strength is in state of the art technology as opposed to brick and mortar
  - Smart investments in technology have enabled us to be competitive with even the largest banking institutions. Investments include, but not limited to:
    - Mobile banking
    - Remote deposit capture banking
    - Cash management services/Electronic payment solutions
  - Appropriate structural investments in key areas to ensure quality growth
    - Credit processes
    - Compliance and operations
    - Maintaining and recruiting top talent

Loan Growth-What Sets Us Apart

- **Attractive Operating Area**
  - High growth area similar to New York City
  - Bergen county one of the wealthiest in the Nation
- **Our lending niche of $2 million to $10 million is underserved**
  - Most community banks not large enough to close loans in this size range
- **Superior customer service**
  - Our "Sense of Urgency" culture is appreciated by clients
  - Underwriting and closing process much faster than most banks
  - Repeat customers and referrals
- **Focused Marketing**
  - The ConnectOne message solidifies our reputation as banking industry experts

Building Shareholder Value



Tangible Book Value per Share
(at period-end)
$10.38
$11.17
$12.11
$13.07
$15.04
$17.87
$22.77
$24.76
YE-2006
YE-2007
YE-2008
YE-2009
YE-2010
YE-2011
YE-2012
6/30/2013

Compelling Investment Opportunity

- ✓ Dynamic growth story; solid financial performance and momentum
- ✓ Highly attractive franchise in key markets in NJ
- ✓ Unique service culture: customer-centric, relationship-oriented banking approach
- ✓ Solid asset quality and strong credit culture
- ✓ Engaged and experienced management team and board
- ✓ Stock trading at an attractive 1.25x tangible book

ConnectOne Bancorp Inc.